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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): March 14, 2005

                      CWABS, INC., (as depositor under the
                     Pooling and Servicing Agreement, dated
                     as of March 1, 2005, providing for the
                          issuance of the CWABS, INC.,
                           Asset-Backed Certificates,
                               Series 2005-AB1).

                                  CWABS, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  333-118926                 95-4596514
     -----------------       ------------------------     -------------------
      (State of Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

       4500 Park Granada, Calabasas, California                   91302
    ----------------------------------------------          -----------------
       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8   Other Events
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Item 8.01.  Other Events
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     It is expected that during March 2005, a single series of certificates, entitled Asset-Backed Certificates, Series 2005-AB1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWABS, Inc, as depositor, Countrywide Home Loans, Inc., as seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, The Bank of New York Trust Company, N.A., as co-trustee, and one or more credit enhancers in respect of certain classes of Certificates. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-118926) and sold to Countrywide Securities Corporation, Bear Stearns & Co. Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2005-AB1.



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Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
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Exhibit No. Description
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      99.1  Computational Materials and/or ABS Term Sheets.



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

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By: / s / Leon Daniels, Jr.
                                                ---------------------------
                                                Leon Daniels, Jr.
                                                Vice President


Dated:  March 16, 2005






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

                                 Exhibit Index
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Exhibit
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99.1    Computational Materials and/or ABS Term Sheets.







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